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                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                          APPLIED MEDICAL DEVICES, INC.
        (Exact name of small business issuer as specified in its charter)

Date of Report:  February 25, 2000

           Colorado                     0-9064                  84-0789885
-------------------------------      ------------         ----------------------
(State or other jurisdiction of      (Commission               (IRS Employer
 incorporation or organization)      File Number)         Identification Number)


        1722 Buffehr Creek Road,
             Vail, Colorado                                       81657
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(Address of principal executive offices)                        (Zip Code)

Issuer's telephone number, including area code                (970) 479-2800
                                                              --------------

Item 4.   Changes in Registrant's Certifying Accountant

     (a)    Previous independent accountants

     (i) On February 24, 2000, BDO Seidman, LLP resigned as independent accountants for Applied Medical Devices, Inc.

     (ii) The reports of BDO Seidman, LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

     (iv) In connection with its audits for the two most recent fiscal years and through February 24, 2000, there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP would have caused them to make reference thereto in their report on the financial statements for such years.


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     (v)  During the two most recent fiscal years and through February 24, 2000, there have been no reportable events (as defined in Regulation S-K
          Item 304(a)(1)(v)).

     (vi) The Registrant has requested that BDO Seidman LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated February 25, 2000, is filed as Exhibit 16 to this Form 8-K.

     (b)  New independent accountants

          The Registrant has engaged AJ. Robbins, P.C. as its new independent accountants as of February 24, 2000. During the two most recent fiscal years and through February 24, 2000, the Registrant has not consulted with AJ. Robbins, P.C. regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that AJ. Robbins, P.C. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

          (a)  Letter from BDO Seidman, LLP dated February 25, 2000.


                                  Page 2 of 3
                                    Form 8-K
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           APPLIED MEDICAL DEVICES, INC.



February 25, 2000                          By:  /s/ Gregory Pusey
                                              ----------------------------------
                                              Gregory Pusey
                                              President, Treasurer and Director



                                  Page 3 of 3
                                    Form 8-K

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                    DESCRIPTION
-------                   -----------
Exhibit 99(a)        Letter from BDO Seidman, LLP dated February 25, 2000.